Exhibit 99.2

ENVISION TOPCO HOLDINGS, LLC AND SUBSIDIARIES

CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

FOR THE PERIODS ENDED MARCH 31, 2015 AND 2014

ENVISION TOPCO HOLDINGS, LLC AND SUBSIDIARIES

FOR THE PERIODS ENDED MARCH 31, 2015 AND 2014

TABLE OF CONTENTS

PAGE NO

CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED) March 31, 2015 and December 31, 2014	2

CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME (UNAUDITED) For the three months ended March 31, 2015 and 2014	3

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED) For the three months ended March 31, 2015 and 2014	4

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)	5 - 22

ENVISION TOPCO HOLDINGS, LLC AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)

MARCH 31, 2015 AND DECEMBER 31, 2014

(in thousands)

ASSETS

	March 31,	December 31,
	2015	2014
CURRENT ASSETS
Cash and cash equivalents	$116,125	$114,022
Investments, at amortized cost	6,697	6,564
Accounts receivable, net	661,727	648,947
Accrued receivables	112,510	87,219
Reinsurance recoverable	—	13,520
Uninsured plans receivable	24,561	—
Income tax receivable	—	614
Inventory	6,490	6,140
Prepaid expenses and other current assets	13,986	6,047
Deferred tax asset	644	940
	942,740	884,013
PROPERTY AND EQUIPMENT - AT COST
Land	571	571
Building and improvements	3,926	3,932
Furniture, fixtures and equipment	12,650	11,759
	17,147	16,262
Less: Accumulated depreciation and amortization	(4,095)	(3,368)
	13,052	12,894
OTHER ASSETS
Deposits and other assets	540	540
Deferred financing fees, net	20,985	21,931
Other investments	1,750	1,750
Intangible assets, net	714,595	720,872
Goodwill	424,401	424,401
	1,162,271	1,169,494
	$2,118,063	$2,066,401

LIABILITIES

	March 31,	December 31,
	2015	2014
CURRENT LIABILITIES
Current portion of long-term debt	$5,132	$5,262
Accounts payable	508,220	480,247
Accrued expenses	29,719	22,493
Income taxes payable	43	—
Contract funds on deposit	3,450	5,314
Ceded reinsurance premiums payable	21,967	—
Funds held under reinsurance treaties	324,239	329,785
	892,770	843,101
LONG-TERM LIABILITIES
Deferred tax liabilities	105	104
Interest rate swaps	—	5,665
Long-term debt	737,000	738,256
	737,105	744,025
	1,629,875	1,587,126

MEMBERS’ EQUITY

MEMBERS’ EQUITY	489,600	486,348
ACCUMULATED DEFICIT	(1,412)	(1,408)
ACCUMULATED COMPREHENSIVE LOSS	—	(5,665)
	488,188	479,275
	$2,118,063	$2,066,401

See notes to condensed consolidated financial statements (unaudited).

ENVISION TOPCO HOLDINGS, LLC AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

(UNAUDITED)

FOR THE THREE MONTHS ENDED MARCH 31, 2015 AND 2014

(in thousands)

	For the three	For the three
	months ended	months ended
	March 31, 2015	March 31, 2014
REVENUES	$1,262,815	$934,268
COST OF REVENUES	1,184,914	878,545
GROSS PROFIT	77,901	55,723

OPERATING EXPENSES
Selling, general and administrative	43,293	34,242
Depreciation and amortization	9,067	6,971
	52,360	41,213
INCOME FROM OPERATIONS	25,541	14,510

OTHER INCOME (EXPENSES)
Interest income	63	55
Interest expense	(21,312)	(11,181)
State and local taxes and other	(90)	(124)
	(21,339)	(11,250)
INCOME BEFORE PROVISION FOR FEDERAL INCOME TAXES	4,202	3,260
PROVISION FOR FEDERAL INCOME TAXES
Current	657	—
Deferred	297	33
	954	33
NET INCOME	$3,248	$3,227

COMPREHENSIVE INCOME:
Net income	$3,248	$3,227
Change in fair market value of interest rate swaps	5,665	—

TOTAL COMPREHENSIVE INCOME	$8,913	$3,227

See notes to condensed consolidated financial statements (unaudited).

ENVISION TOPCO HOLDINGS, LLC AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

FOR THE THREE MONTHS ENDED MARCH 31, 2015 AND 2014

(in thousands)

	For the three	For the three
	months ended	months ended
	March 31, 2015	March 31, 2014
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$3,248	$3,227
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Add back: Items not affecting cash
Depreciation and amortization	9,067	6,971
Deferred financing fees amortization	946	726
Bad debts	213	629
Interest incurred on payoff of interest rate swap	7,076	—
Amortization of investments	24	25
Amortization of original issue discount	239	197
Deferred income taxes	297	33
Compensation expense for equity grant	—	50
Cash provided by (used in) changes in the following items:
Increase in accounts receivable	(12,993)	(52,409)
(Increase) decrease in accrued receivables	(25,291)	7,295
Decrease in reinsurance recoverable	13,520	6,403
Increase in uninsured plans receivable	(24,561)	(13,438)
(Increase) decrease in inventory	(350)	949
Increase in prepaid expenses and other current assets	(7,939)	(354)
Increase (decrease) in accounts payable	27,973	(7,225)
Increase (decrease) in accrued expenses	7,226	(1,386)
(Increase) decrease in income taxes receivable/payable, net	657	(315)
Decrease in contract funds on deposit	(1,864)	(1,306)
Increase in ceded reinsurance premiums payable	21,967	—
Increase (decrease) in funds held under reinsurance treaties	(5,546)	26,830
Net cash provided by (used in) operating activities	13,909	(23,098)

CASH FLOWS FROM INVESTING ACTIVITIES:
Acquisitions of property and equipment	(891)	(375)
Investment in intangible assets	(2,057)	(1,841)
Purchases of investments, net	(157)	—
Net cash used in investing activities	(3,105)	(2,216)

CASH FLOWS FROM FINANCING ACTIVITIES:
Payments of principal on long-term debt	(1,625)	(1,333)
Payoff of interest rate swaps	(7,076)	—
Capital contributions	—	1,670
Distributions	—	(29)
Net cash provided by (used in) financing activities	(8,701)	308

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	2,103	(25,006)
CASH AND CASH EQUIVALENTS - BEGINNING OF PERIOD	114,022	79,962
CASH AND CASH EQUIVALENTS - END OF PERIOD	$116,125	$54,956

See notes to condensed consolidated financial statements (unaudited).

ENVISION TOPCO HOLDINGS, LLC AND SUBSIDIARIES

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

1.                      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for interim financial information and therefore do not include all of the information and footnotes required by GAAP for complete annual financial statements. The accompanying financial information reflects all adjustments which are of a recurring nature and, in the opinion of management, are necessary for a fair presentation of the results for the interim period. The results of operations for the three months ended March 31, 2015 are not necessarily indicative of the results to be expected for the full year. These condensed consolidated financial statements should be read in conjunction with the December 31, 2014 audited consolidated financial statements and notes thereto.

Organization

Envision Topco Holdings, LLC (Topco or the Parent) was formed by, and is majority-owned by, funds affiliated with TPG Capital L.P. (the Sponsor) on July 1, 2013. Topco wholly owns Envision Intermediate Holdings, LLC (Intermediate Holdings). Intermediate Holdings was formed on July 1, 2013, and Intermediate Holdings wholly owns Envision Acquisition Company, LLC (EAC). EAC was formed on July 1, 2013, and EAC acquired Envision Pharmaceutical Holdings, LLC (Envision Holdings) on November 4, 2013 (the Acquisition Date) in a transaction (the Acquisition) sponsored by the Sponsor.  Topco does not have any business activities other than its investment in Intermediate Holdings. Intermediate Holdings does not have any business activities other than in connection with its investment in EAC. EAC does not have any business activities other than in connection with its investment in Envision Holdings.

Envision Holdings wholly owns, directly or indirectly, each of the following entities (collectively, the Subsidiaries): Rx Options, LLC, Envision Pharmaceutical Services, LLC (Ohio), Envision Pharmaceutical Services, LLC (Nevada), MedTrak Services, LLC (MedTrak), Envision Medical Solutions, LLC, First Florida Insurers of Tampa, LLC (FFI), Advance Benefits, LLC (ABI), Envision Insurance Company (EIC), Ascend Health Technologies, LLC (formerly, Midwest Technology Investments LLC), Laker Software, LLC (Laker); Design Rx Holdings LLC, Design Rx, LLC, Design Rxclusives, LLC, Rx Initiatives L.L.C. (collectively, Design Rx Companies); and Orchard Pharmaceutical Services, LLC (Orchard).

These are the condensed consolidated financial statements of Topco, Intermediate Holdings, EAC, and Envision Holdings and the Subsidiaries (collectively, the Company).

Consolidation Policy

The condensed consolidated financial statements include the accounts of the Company. All significant intercompany balances and transactions have been eliminated in consolidation.

Subsequent Events

The Company has evaluated subsequent events through August 18, 2015, the date these financial statements were available to be issued. There were no material subsequent events that required recognition or additional disclosure in these financial statements.

ENVISION TOPCO HOLDINGS, LLC AND SUBSIDIARIES

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

2.                      PLANNED MERGER WITH RITE AID CORPORATION

On February 10, 2015, Topco and Rite Aid Corporation (“Rite Aid”) entered into an Agreement and Plan of Merger (the “Merger Agreement”). Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, Rite Aid will acquire Topco through a merger of a wholly-owned subsidiary of Rite Aid with and into Topco, with Topco continuing as the surviving limited liability company and a wholly-owned subsidiary of Rite Aid. Rite Aid will also acquire TPG VI Envision BL, LLC (the “Blocker”) through a merger of a wholly-owned subsidiary of Rite Aid with and into the Blocker, with the Blocker continuing as the surviving limited liability company and a wholly-owned subsidiary of Rite Aid.

Upon consummation of the merger (the “Closing”), each of the issued and outstanding limited liability company interests in Topco and the Blocker and each of the restricted stock units and phantom units of Topco (other than any such interests or units held by Rite Aid, Topco or any of their direct or indirect wholly-owned subsidiaries) will be cancelled and converted into the right to receive the pro rata share (in accordance with the waterfall provisions in Topco’s governing documents), without interest and subject to any applicable tax withholding, of an aggregate purchase price comprised of 27,862,138 shares of Rite Aid’s common stock and $1.8 billion in cash, less Topco’s existing indebtedness and certain expenses and plus certain cash amounts, and subject to certain adjustments, all as further described in the Merger Agreement. In addition, following the Closing, Rite Aid is obligated to pay to the sellers’ representative on behalf of the former holders of company interests, restricted stock units and phantom units such former holders’ pro rata share of the settlement payment to be received by EIC from the Centers for Medicare and Medicaid Services in respect of the 2014 plan year, net of amounts due to EIC’s reinsurer.

The parties’ obligations to consummate the Mergers are subject to conditions, including, among others, customary closing conditions relating to (i) the expiration or termination of the applicable antitrust waiting period under the Hart-Scott Rodino Antitrust Improvements Act of 1976, as amended, (ii) the receipt of applicable required insurance and healthcare regulatory approvals, and (iii) the absence of a material adverse effect, as defined in the Merger Agreement, on Topco or Rite Aid, as applicable. There is no financing condition to Closing in the Merger Agreement.  On February 10, 2015, holders representing a majority of the outstanding limited liability company interests of Topco entitled to vote delivered a written consent approving and adopting the Merger Agreement and the transactions contemplated by the Merger Agreement.

The parties to the Merger Agreement have each made customary representations, warranties and covenants in the Merger Agreement, including, among others, (i) Topco’s agreement to conduct its business in the ordinary course consistent with past practice between the date of the Merger Agreement and the Closing, (ii) the parties’ agreement to obtain governmental approvals, subject to certain exceptions, and (iii) Rite Aid’s agreement to use reasonable best efforts to obtain debt financing to pay the cash portion of the merger consideration on the terms set forth in the debt commitment letters executed in connection with the Merger Agreement.

ENVISION TOPCO HOLDINGS, LLC AND SUBSIDIARIES

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

2.                     PLANNED MERGER WITH RITE AID CORPORATION (continued)

On April 2, 2015, Rite Aid issued $1.8 billion aggregate principal amount of 6.125% senior notes (the “6.125% Notes”) due 2023 to finance the cash portion of the pending acquisition of Topco. Upon completion of the Closing, Topco and certain of its subsidiaries other than EIC (the “Guarantors”) fully and unconditionally guarantee, jointly and severally, on an unsubordinated basis, the 6.125% Notes and other Rite Aid debt totaling $4.9 billion. The guarantees are unsecured. The 6.125% Notes are unsecured, unsubordinated obligations of Rite Aid and rank equally in right of payment with all of Rite Aid’s other unsecured, unsubordinated indebtedness.

The Closing occurred on June 24, 2015.

Guarantor and Non-Guarantor Statements

The following schedules present the financial information for the Guarantors and EIC (Non- Guarantor). Investments in subsidiaries are accounted for by their parent using the equity method of accounting. The Guarantor subsidiaries are presented on a combined basis. The principal elimination entries eliminate investments in subsidiaries and intercompany balances and transactions.

	Condensed Consolidating Statements of Operations
	and Comprehensive Income (Loss) (Unaudited)
	For the Three Months Ended March 31, 2015
	(in thousands)
	Guarantors	Non-Guarantor	Eliminations	Total

Revenues	$1,261,152	$57,894	$(56,231)	$1,262,815
Cost of revenues	1,184,914	55,240	(55,240)	1,184,914

Gross profit	76,238	2,654	(991)	77,901

Operating expenses
Selling, general and administrative	42,576	1,708	(991)	43,293
Depreciation and amortization	9,067	—	—	9,067
	51,643	1,708	(991)	52,360

Income from operations	24,595	946	—	25,541

Other income (expenses)
Interest income	15	63	(15)	63
Interest expense	(21,268)	(59)	15	(21,312)
State and local taxes and other	(90)	—	—	(90)
	(21,343)	4	—	(21,339)
Income before provision for Federal income taxes	3,252	950	—	4,202

Provision for Federal income taxes	—	954	—	954

Income before equity in loss of consolidated subsidiary	3,252	(4)	—	3,248

Equity in loss of consolidated subsidiary	(4)	—	4	—

Net income (loss)	$3,248	$(4)	$4	$3,248

Comprehensive income (loss):

Net income (loss)	$3,248	$(4)	$4	$3,248
Change in fair market value of interest rate swaps	5,665	—	—	5,665

Total comprehensive income (loss)	$8,913	$(4)	$4	$8,913

ENVISION TOPCO HOLDINGS, LLC AND SUBSIDIARIES

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

2.                     PLANNED MERGER WITH RITE AID CORPORATION (continued)

	Condensed Consolidating Statements of Income and Comprehensive Income (Unaudited)
	For the Three Months Ended March 31, 2014
	(in thousands)
	Guarantors	Non-Guarantor	Eliminations	Total

Revenues	$932,777	$30,616	$(29,125)	$934,268
Cost of revenues	878,545	28,086	(28,086)	878,545

Gross profit	54,232	2,530	(1,039)	55,723

Operating expenses
Selling, general and administrative	32,825	2,456	(1,039)	34,242
Depreciation and amortization	6,970	1	—	6,971
	39,795	2,457	(1,039)	41,213

Income from operations	14,437	73	—	14,510

Other income (expenses)
Interest income	32	23	—	55
Interest expense	(11,176)	(5)	—	(11,181)
State and local taxes and other	(124)	—	—	(124)
	(11,268)	18	—	(11,250)
Income before provision for Federal income taxes	3,169	91	—	3,260

Provision for Federal income taxes	—	33	—	33

Income before equity in income of consolidated subsidiary	3,169	58	—	3,227

Equity in income of consolidated subsidiary	58	—	(58)	—

Net income	$3,227	$58	$(58)	$3,227

Comprehensive income (loss):

Net income (loss)	$3,227	$58	$(58)	$3,227
Change in fair market value of interest rate swaps	—	—	—	—

Total comprehensive income (loss)	$3,227	$58	$(58)	$3,227

ENVISION TOPCO HOLDINGS, LLC AND SUBSIDIARIES

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

2.                   PLANNED MERGER WITH RITE AID CORPORATION (continued)

	Condensed Consolidating Balance Sheet March 31, 2015 (Unaudited)
	(in thousands)
	Guarantors	Non-Guarantor	Eliminations	Total
Current assets
Cash and cash equivalents	$83,454	$32,671	$—	$116,125
Investments, at amortized cost	—	6,697	—	6,697
Accounts receivable, net	211,329	450,398	—	661,727
Related party receivable	108,970	—	(108,970)	—
Accrued receivables	112,466	44	—	112,510
Uninsured plans receivable	—	24,561	—	24,561
Inventory	6,490	—	—	6,490
Prepaid expenses and other current assets	8,145	5,841	—	13,986
Deferred tax asset	—	644	—	644
	530,854	520,856	(108,970)	942,740
Property and equipment, net	13,052	—	—	13,052

Other assets
Investment in subsidiary	27,621	—	(27,621)	—
Related party note receivable	30,000	—	(30,000)	—
Related party accrued interest receivable	15	—	(15)	—
Deposits and other assets	540	—	—	540
Deferred financing fees, net	20,985	—	—	20,985
Other investments	1,750	—	—	1,750
Intangible assets, net	713,867	728	—	714,595
Goodwill	424,401	—	—	424,401
	1,219,179	728	(57,636)	1,162,271
Total assets	$1,763,085	$521,584	$(166,606)	$2,118,063

Current liabilities
Current portion of long-term debt	$5,132	$—	$—	$5,132
Accounts payable	508,144	76	—	508,220
Related party payable	—	108,970	(108,970)	—
Accrued expenses	21,171	8,548	—	29,719
Income taxes payable	—	43	—	43
Contract funds on deposit	3,450	—	—	3,450
Ceded reinsurance premiums payable	—	21,967	—	21,967
Funds held under reinsurance treaties	—	324,239	—	324,239
	537,897	463,843	(108,970)	892,770

Long-term liabilities
Deferred tax liabilities	—	105	—	105
Related party note payable	—	30,000	(30,000)	—
Related party accrued interest payable	—	15	(15)	—
Long-term debt	737,000	—	—	737,000
	737,000	30,120	(30,015)	737,105

	1,274,897	493,963	(138,985)	1,629,875

Members’ equity
Members’ equity	488,188	3,333	(1,921)	489,600
Common stock	—	2,000	(2,000)	—
Additional paid-in capital	—	23,700	(23,700)	—
Accumulated deficit	—	(1,412)	—	(1,412)
	488,188	27,621	(27,621)	488,188

Total liabilities and members’ equity	$1,763,085	$521,584	$(166,606)	$2,118,063

ENVISION TOPCO HOLDINGS, LLC AND SUBSIDIARIES

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

2.                   PLANNED MERGER WITH RITE AID CORPORATION (continued)

	Condensed Consolidating Balance Sheet December 31, 2014
	(in thousands)
	Guarantors	Non-Guarantor	Eliminations	Total
Current assets
Cash and cash equivalents	$94,515	$19,507	$—	$114,022
Investments, at amortized cost	—	6,564	—	6,564
Accounts receivable, net	183,515	465,432	—	648,947
Related party receivable	135,020	—	(135,020)	—
Accrued receivables	87,179	40	—	87,219
Reinsurance recoverable	—	13,520	—	13,520
Income tax receivable	—	614	—	614
Inventory	6,140	—	—	6,140
Prepaid expenses and other current assets	5,736	311	—	6,047
Deferred tax asset	—	940	—	940
	512,105	506,928	(135,020)	884,013
Property and equipment, net	12,696	198	—	12,894

Other assets
Investment in subsidiary	27,625	—	(27,625)	—
Related party note receivable	15,000	—	(15,000)	—
Deposits and other assets	540	—	—	540
Deferred financing fees, net	21,931	—	—	21,931
Other investments	1,750	—	—	1,750
Intangible assets, net	720,144	728	—	720,872
Goodwill	424,401	—	—	424,401
	1,211,391	728	(42,625)	1,169,494

Total assets	$1,736,192	$507,854	$(177,645)	$2,066,401

Current liabilities
Current portion of long-term debt	$5,262	$—	$—	$5,262
Accounts payable	480,028	219	—	480,247
Related party payable	—	135,020	(135,020)	—
Accrued expenses	22,392	101	—	22,493
Contract funds on deposit	5,314	—	—	5,314
Funds held under reinsurance treaties	—	329,785	—	329,785
	512,996	465,125	(135,020)	843,101
Long-term liabilities
Deferred tax liabilities	—	104	—	104
Interest rate swaps	5,665	—	—	5,665
Related party note payable	—	15,000	(15,000)	—
Long-term debt	738,256	—	—	738,256
	743,921	15,104	(15,000)	744,025
	1,256,917	480,229	(150,020)	1,587,126

Members’ equity
Members’ equity	484,940	3,333	(1,925)	486,348
Common stock	—	2,000	(2,000)	—
Additional paid-in capital	—	23,700	(23,700)	—
Accumulated deficit	—	(1,408)	—	(1,408)
Accumulated comprehensive loss	(5,665)	—	—	(5,665)
	479,275	27,625	(27,625)	479,275

Total liabilities and members’ equity	$1,736,192	$507,854	$(177,645)	$2,066,401

ENVISION TOPCO HOLDINGS, LLC AND SUBSIDIARIES

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

2.                   PLANNED MERGER WITH RITE AID CORPORATION (continued)

	Condensed Consolidating Statement of Cash Flows
	For the Three Months Ended March 31, 2015 (Unaudited)
	(in thousands)
	Guarantors	Non-Guarantor	Eliminations	Total
Cash flows from operating activities:
Net cash provided by (used in) operating activities	$15,786	$(1,877)	$—	$13,909

Cash flows from investing activities:
Acquisitions of property and equipment	(891)	—	—	(891)
Proceeds from sale (purchase) of property and equipment from related party	(198)	198	—	—
Investment in intangible assets	(2,057)	—	—	(2,057)
Purchases of investments, net	—	(157)	—	(157)
Issuance of related party note receivable	(15,000)	—	15,000	—
Net cash provided by (used in) investing activities	(18,146)	41	15,000	(3,105)

Cash flows from financing activities:
Payments of principal on long-term debt	(1,625)	—	—	(1,625)
Proceeds from issuance of related party note payable	—	15,000	(15,000)	—
Payoff of interest rate swaps	(7,076)	—	—	(7,076)
Net cash provided by (used in) financing activities	(8,701)	15,000	(15,000)	(8,701)

Net increase (decrease) in cash and cash equivalents	(11,061)	13,164	—	2,103

Cash and cash equivalents — beginning of year	94,515	19,507	—	114,022

Cash and cash equivalents — end of year	$83,454	$32,671	$—	$116,125

	Condensed Consolidating Statement of Cash Flows
	For the Three Months Ended March 31, 2014 (Unaudited)
	(in thousands)
	Guarantors	Non-Guarantor	Eliminations	Total

Cash flows from operating activities:
Net cash provided by (used in) operating activities	$(29,459)	$6,361	$—	$(23,098)

Cash flows from investing activities:
Acquisitions of property and equipment	(375)	—	—	(375)
Investment in intangible assets	(1,841)	—	—	(1,841)
Net cash provided by (used in) investing activities	(2,216)	—	—	(2,216)

Cash flows from financing activities:
Payments of principal on long-term debt	(1,333)	—	—	(1,333)
Capital contributions	1,670	—	—	1,670
Distributions	(29)	—	—	(29)
Net cash provided by (used in) financing activities	308	—	—	308

Net increase (decrease) in cash and cash equivalents	(31,367)	6,361	—	25,006

Cash and cash equivalents — beginning of period	65,555	14,407	—	79,962

Cash and cash equivalents — end of period	$34,188	$20,768	$—	$54,956

ENVISION TOPCO HOLDINGS, LLC AND SUBSIDIARIES

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

3.                   EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION (EBITDA)

The Company uses EBITDA as a primary measurement of the Company’s earnings. The Company’s consolidated EBITDA for the three months ended March 31, 2015 and 2014 is summarized as follows (in thousands):

	2015	2014
Net income	$3,248	$3,227
Interest expense	21,312	11,181
Other expenses	27	69
Provision for (benefit from)
Federal income taxes	954	33
Depreciation and amortization	9,067	6,971

EBITDA	$34,608	$21,481

EBITDA shown in the table above has not been adjusted to remove non-recurring and/or non- operating items included in income from operations.

4.                   INVESTMENTS

At March 31, 2015 and December 31, 2014, EIC held investments in U.S. Treasury debt securities that were classified as held to maturity and carried at amortized cost. The amortized cost and estimated fair values of investments at March 31, 2015 and December 31, 2014 were as follows (in thousands):

	March 31,	December 31,
	2015	2014
Amortized cost	$6,697	$6,564
Gross unrealized gains	37	12

Estimated fair value	$6,734	$6,576

Contractual maturities of held-to-maturity securities at March 31, 2015 for the remainder of fiscal year 2015 and thereafter are as follows (in thousands):

March 31,
2015
Due in one year or less	$1,930
Due after one year but less than five years	4,767
$6,697

ENVISION TOPCO HOLDINGS, LLC AND SUBSIDIARIES

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

5.                   INTANGIBLE ASSETS

The following is a summary of the intangible assets that are presented in the accompanying condensed consolidated balance sheets as of March 31, 2015 and December 31, 2014 (in thousands):

	March 31, 2015
Description	Cost	Accumulated Amortization	Net Carrying Value
Subject to amortization:
Backlog	$19,500	$9,154	$10,346
Claims adjudication software	20,500	3,481	17,019
Computer software development	13,645	2,544	11,101
Customer relationships	395,600	15,497	380,103
Other intangibles	5,521	1,917	3,604
Non-compete agreements	12,938	4,699	8,239
Pharmacy benefit management accreditation license	176	89	87
Patents	11,200	1,126	10,074
Trademarks	36,400	855	35,545
	$515,480	$39,362	$476,118
Indefinite-lived intangible assets:
State insurance license costs			177
CMS license			186,600
Trademarks			51,700
			238,477
			$714,595

	December 31, 2014
Description	Cost	Accumulated Amortization	Net Carrying Value
Subject to amortization:
Backlog	$19,500	$7,529	$11,971
Claims adjudication software	20,500	2,841	17,659
Computer software development	11,733	1,915	9,818
Customer relationships	395,600	11,844	383,756
Other intangibles	5,376	1,565	3,811
Non-compete agreements	12,938	3,855	9,083
Pharmacy benefit management accreditation license	176	77	99
Patents	11,200	926	10,274
Trademarks	36,400	476	35,924
Balance to next page	$513,423	$31,028	$482,395

ENVISION TOPCO HOLDINGS, LLC AND SUBSIDIARIES

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

5.                   INTANGIBLE ASSETS (continued)

	March 31, 2014
		Accumulated	Net Carrying
Description	Cost	Amortization	Value

Balance from previous page	$513,423	$31,028	$482,395

Indefinite-lived intangible assets:

State insurance license costs			177
CMS license			186,600
Trademarks			51,700
			238,477

			$720,872

6.                   LINE OF CREDIT AND LONG-TERM DEBT

In connection with the Acquisition, on November 4, 2013, EAC and various lenders entered into agreements for (i) a $65 million revolving credit facility (the Revolving Credit Facility), (ii) a $405 million first lien term loan (the 1st Lien Term Loan) and (iii) a $175 million second lien term loan (the 2nd Lien Term Loan).

In connection with the acquisition of MedTrak, on September 8, 2014 EAC and various lenders entered into: (i) incremental amendment No. 1 to the first lien credit agreement which increased the 1st Lien Term Loan principal amount by $125 million (the Incremental 1st Lien Term Loan), (ii) incremental amendment No. 1 to the second lien term loan credit agreement which increased the 2nd Lien Term Loan principal amount by $50 million (the Incremental 2nd Lien Term Loan) and (iii) incremental amendment No. 2 to the first lien credit agreement which increased the Revolving Credit Facility from $65 million to $100 million.

The Revolving Credit Facility is fully available for borrowing, and is not subject to a borrowing base or any other availability calculations. The Revolving Credit Facility matures in November 2018, and any outstanding borrowings bear interest at a variable rate based on the one-month LIBOR plus an interest margin (based on the Company’s leverage ratio) in the range of 4.50% to 4.75%. As of March 31, 2015 and December 31, 2014, the Company had $0 borrowings on the Revolving Credit Facility. The Revolving Credit Facility requires the Company to comply with a financial covenant pertaining to secured first lien leverage as of the end of each quarter. The Company was in compliance with the financial covenant as of March 31, 2015 and December 31, 2014.

The 1st Lien Term Loan is payable in quarterly installments of $1.3 million, with a balloon payment in November 2020. The 1st Lien Term Loan and Incremental 1st Lien Term Loan bears cash interest based on the one-month LIBOR (subject to a LIBOR floor of 1.00%) plus 4.75%. The 1st Lien Term loan was issued net of an original issue discount of $4.0 million (the 1st Lien OID). The 1st Lien OID is amortized to interest expense over the contractual term of the 1st Lien Term Loan, which results in an effective interest rate of 6.01% annually.

ENVISION TOPCO HOLDINGS, LLC AND SUBSIDIARIES

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

6.                   LINE OF CREDIT AND LONG-TERM DEBT (continued)

The Incremental 1st Lien Term Loan of $125 million was issued net of an original issue discount of $0.6 million (the Incremental 1st Lien OID). The Incremental 1st Lien OID is amortized to interest expense over the contractual term of the Incremental 1st Lien Term Loan, which results in an effective interest rate of 5.93% annually.

The 2nd Lien Term Loan is non-amortizing, and matures in November 2021.  The 2nd Lien Term Loan and Incremental 2nd Lien Term Loan bears cash interest based on the one-month LIBOR (subject to a LIBOR floor of 1.00%) plus 8.75%. The 2nd Lien Term loan was issued net of an original issue discount of $3.5 million (the 2nd Lien OID).  The 2nd Lien OID is amortized to interest expense over the contractual term of the 2nd Lien Term Loan, which results in an effective interest rate of 10.26% annually. The Incremental 2nd Lien Term Loan of $50 million was issued net of an original issue discount of $0.3 million (the Incremental 2nd Lien OID). The Incremental 2nd Lien OID is amortized to interest expense over the contractual term of the Incremental 2nd Lien Term Loan, which results in an effective interest rate of 9.98% annually.

The Revolving Credit Facility and 1st Lien Term Loan are collateralized by (i) a first lien on substantially all assets of the Company (other than the assets of EIC) and (ii) a pledge of the stock of each of the Company’s subsidiaries (other than EIC). Each of the Company’s subsidiaries (other than EIC) guaranteed the Revolving Credit Facility and the 1st Lien Term Loan.

The 2nd Lien Term Loan is collateralized by (i) a second lien on substantially all assets of the Company (other than the assets of EIC) and (ii) a pledge of the stock of each of the Company’s subsidiaries (other than EIC). Each of the Company’s subsidiaries (other than EIC) guaranteed the 2nd Lien Term Loan.

The first lien credit agreement and the second lien credit agreement restrict the Company’s ability to pay dividends or distributions to the amount that is required for income tax purposes.

At March 31, 2015 and December 31, 2014, long-term debt consisted of the following (in thousands):

	March 31,	December 31,
	2015	2014
1st Lien Term Loan payable to a lender group in quarterly installments of principal of $1.3 million plus variable interest (5.75% at March 31, 2015 and December 31, 2014) with a balloon payment in November 2020; collateralized by a first lien on substantially all assets of the Company (other than the assets of EIC) and a pledge of the stock of each of the Company’s subsidiaries (other than EIC); outstanding amount as of March 31, 2015 and December 31, 2014, is net of original issue discount of $3.9 million and $4.1 million, respectively	$519,069	$520,244
Balance to next page	519,069	520,244

ENVISION TOPCO HOLDINGS, LLC AND SUBSIDIARIES

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

6.                   LINE OF CREDIT AND LONG-TERM DEBT (continued)

	March 31,	December 31,
	2015	2014

Balance from previous page	$519,069	$520,244

2nd Lien Term Loan payable to a lender group in-full at maturity in November 2021 with variable interest (9.75% at March 31, 2015 and December 31, 2014) payable quarterly; collateralized bya second lien on substantially all assets of the Company (other than the assets of EIC) and a pledge of the stock of each of the Company’s subsidiaries (other than EIC); outstanding amount as of March 31, 2015 and December 31, 2014, is net of original issue discount of $3.3 million and $3.4 million, respectively	221,694	221,607

Capital leases payable to various vendors expiring in various years through 2017; collateralized by certain equipment and a vehicle	1,369	1,667
	742,132	743,518
Less: Current portion	(5,132)	(5,262)

	$737,000	$738,256

Future maturities of long-term debt for the remainder of fiscal year 2015 and thereafter are as follows (in thousands):

YEAR ENDING
DECEMBER 31,
2015	$3,876
2016	4,845
2017	4,335
2018	4,108
2019	4,022
Thereafter	720,946

$742,132

ENVISION TOPCO HOLDINGS, LLC AND SUBSIDIARIES

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

7.                   CAPITALIZATION

The following table sets forth the fully vested Class A Units and Class B Units of Topco as of March 31, 2015 and December 31, 2014:

			Total Class A
	Class A	Class B	and Class B
	Units	Units	Units
Issued and outstanding at March 31, 2015 and December 31, 2014	330,336,308	166,643,310	496,979,618

All Class A Units and Class B Units outlined in the table above were issued in exchange for an actual or deemed cash contribution to Topco of either $1.00 per Unit or $1.04 per Unit, which represented fair market value at the date of issuance.

Class B Units are subject to certain restrictions not imposed upon the Class A Units owned by the Sponsor. Such restrictions include limitations on transfer, such as (i) requisite holding periods, (ii) non-transferability to competitors, (iii) drag-along covenants imposed by, and rights of first offer in favor of, the Sponsor, (iv) call rights in favor of Topco in certain circumstances, and (v) lock-up periods which may be different than those imposed on Class A Units in the event of a public offering of Envision Holdings’ or Topco’s securities. Class A Units not owned by the Sponsor are similarly subject to the restrictions outlined in (iii) and (iv) of the previous sentence. In addition, owners of Class B Units are essentially restricted in their activities to being an investment vehicle in Topco, and may not perform certain business functions (including incurring indebtedness, redeeming equity outside of the parameters of the Limited Liability Company Agreement of Topco or issuing additional securities).

In connection with the acquisition of Laker on November 26, 2013, 12 Laker employees were granted a total of 1,999,992 phantom units of Topco (the Phantom Units) (166,666 Phantom Units each). The Phantom Units are the economic equivalent of Class B Units of Topco, and vest as follows: (i) 0.5 million vested on November 26, 2014, (ii) 0.5 million on November 26, 2015 (subject to continuing employment) and (iii) 1.0 million immediately upon a qualifying liquidity event (subject to continuing employment) in which the Sponsor receives a multiple of money of at least 3.0 times its initial investment.  The Phantom Units are not reflected in the table set forth above.

The following table sets forth the Class C-1 Units of Topco (the Class C-1 Units) and the Class C-2 Units of Topco (the Class C-2 Units) as of March 31, 2015 and December 31, 2014:

			Total Class C-1
	Class C-1	Class C-2	and Class C-2
	Units	Units	Units
Granted and outstanding at March 31, 2015 and December 31, 2014	15,145,000	16,895,000	32,040,000

ENVISION TOPCO HOLDINGS, LLC AND SUBSIDIARIES

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

7.                   CAPITALIZATION (continued)

As outlined in the table above, in 2014 certain employees and certain members of Topco’s board of directors were granted 2,360,000 Class C-1 Units at a $1.04 per Unit hurdle rate and 2,360,000 Class C-2 Units at a $1.04 per Unit hurdle rate, which represented fair market value at the date of grant. All Class C-1 Units vest (subject to continuing employment) 20% per year on each of the first five anniversaries of the Acquisition Date (or first five anniversaries of the date of grant for Class C-1 Units grants subsequent to December 18, 2013). Except as outlined in the next sentence, Class C-2 Units vest (subject to continuing employment) 20% per year from 2014 through 2018 if the Company achieves a target-level of EBITDA established annually by Topco’s board of directors. A certain amount of Class C-2 Units granted to a member of Topco’s board of directors vest only upon a qualifying liquidity event in which the Sponsor receives a multiple of money of at least 3.0 times its initial investment. All Class C-2 Units immediately vest in full (subject to continuing employment) upon a qualifying liquidity event in which the Sponsor receives a multiple of money of at least 3.5 times its initial investment. All Class C-1 Units and Class C-2 Units are intended to represent “Profits Interests” in Topco within the meaning of IRS Revenue Procedure 93-27 (June 9, 1993) and IRS Revenue Procedure 2001-43 (August 3, 2001), and will not receive distributions from Topco (other than certain tax distributions) until such time as the holders of Class A Units and Class B Units have received their unreturned capital contributions from Topco.

In accordance with the terms of the Merger Agreement summarized in Note 2, all Phantom Units, Class C-1 Units and Class C-2 Units outstanding on the Closing date will be paid-out in connection with the Closing as if fully vested.

8.                   RELATED PARTY TRANSACTIONS

Pursuant to a management services agreement with TPG VI Management, LLC (Management), an affiliate of the Sponsor, and in exchange for on-going consulting and management advisory services provided to the Company, the Sponsor receives an annual monitoring fee of 1% of consolidated EBITDA.   For the three months ended March 31, 2015 and 2014, $285 thousand and $247 thousand, respectively, was recorded for monitoring fees and expenses and is included in general and administrative expenses in the consolidated statements of operations.

9.                   CONCENTRATIONS

The Company places its cash with regulated financial institutions. Balances with the financial institutions may exceed Federally insured limits.

10.            CONTINGENCIES

The Company is subject to various legal proceedings and claims that arise in the ordinary course of its business. In the opinion of management, the outcome of such current proceedings will not materially affect the Company’s operations, cash flows or financial position.

ENVISION TOPCO HOLDINGS, LLC AND SUBSIDIARIES

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

11.            DERIVATIVES AND OTHER COMPREHENSIVE INCOME

During the three months ended March 31, 2015, the Company paid off all of its interest rate swaps at their net fair value, which resulted in incremental interest expense of $7.1 million for the three months ended March 31, 2015. A credit for the net change was made to other comprehensive income (loss) for the three months ended March 31, 2015.

Balances of components comprising accumulated other comprehensive income (loss), included in members’ equity, at March 31, 2015 are as follows:

Interest
Rate
Swaps

Balance at December 31, 2014	$(5,665)

Other comprehensive loss before reclassifications	(1,411)

Amounts reclassified from other comprehensive
Loss (included as a component of interest expense)	7,076

Net current-period other comprehensive income	5,665

Balance at March 31, 2015	$—

12.            FAIR VALUE MEASUREMENTS

GAAP requires disclosure of a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories:

•                  Level 1 — Quoted unadjusted prices for identical instruments in active markets to which the Company has access at the date of measurement.

•                  Level 2 — Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets.

Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists, or in instances where prices vary substantially over time or among brokered market makers.

•                  Level 3 — Model derived valuations in which one or more significant inputs of significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Company’s own assumptions that market participants would use to price the assets or liabilities based on the best available information.

ENVISION TOPCO HOLDINGS, LLC AND SUBSIDIARIES

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

12.            FAIR VALUE MEASUREMENTS (continued)

The asset’s or liability’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. Valuation techniques used should maximize the use of observable inputs and minimize the use of unobservable inputs.

The following is a description of the valuation methodology used for liabilities measured at fair value at December 31, 2014.

Interest rate swaps — Valued by observable market data of similar liabilities

The preceding method described above may produce a fair value calculation that may not be indicative of net realizable value or reflective of future fair values. Furthermore, although the Company believes its valuation method is appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine fair value of certain financial instruments could result in a different fair value measurement at the reporting date.

The following table presents the Company’s net liability measured at fair value on a recurring basis at December 31, 2014 (in thousands):

	Level 1	Level 2	Level 3	Total

Interest rate swaps	$—	$5,665	$—	$5,665

Other Financial Instruments

The fair value of current assets and liabilities approximate carrying value because of the short-term nature of these items. There is no quoted market value for the 1st Lien Term Loan or 2nd Lien Term Loan. Accordingly, management estimates that the recorded value of 1st Lien Term Loan and 2nd Lien Term Loan approximates the fair value of those instruments.

13.            REINSURANCE ACTIVITY

EIC cedes insurance to a reinsurance company on a quota-share basis.  The reinsurance contracts do not relieve EIC from its obligations to policyholders. Failure of the reinsurer to honor its obligations could result in losses to EIC; consequently, allowances are established for amounts deemed uncollectible. EIC evaluates the financial condition of its reinsurer and monitors concentrations of credit risk arising from the reinsurer to minimize its exposure to significant losses from reinsurer insolvency. In the opinion of management, no allowance was considered necessary as of March 31, 2015 and December 31, 2014.

During 2014, EIC entered into a new reinsurance contract effective January 1, 2015 which extends through December 31, 2017. Under the terms of the contract, the reinsurer provides EIC with 50% quota-share reinsurance for 2015 and a minimum of 50% quota-share reinsurance for 2016 and 2017.

ENVISION TOPCO HOLDINGS, LLC AND SUBSIDIARIES

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

13.            REINSURANCE ACTIVITY (continued)

In accordance with GAAP, reinsurance activity is reflected in the consolidated statements of income on a net basis. The net effects of reinsurance on premiums written and earned for the three months ended March 31, 2015 and 2014 are as follows (in thousands):

	Three months ended		Three months ended
	March 31, 2015		March 31, 2014
	Written	Earned	Written	Earned

Direct	$111,410	$111,410	$110,539	$110,539
Ceded	(53,530)	(53,530)	(79,923)	(79,923)
	$57,880	$57,880	$30,616	$30,616

14.            STATUTORY SURPLUS AND NET INCOME

EIC is statutorily required to file financial statements with state and other regulatory authorities. The accounting principles used to prepare such statutory financial statements follow prescribed or permitted accounting practices as defined in the National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual, which principles may differ from GAAP. Permitted statutory accounting practices encompass all accounting practices not so prescribed, but allowed by the Ohio Department of Insurance. EIC has no permitted statutory accounting practices. EIC’s statutory reporting period is January 1 through December 31. For the three months ended March 31, 2015 and 2014, EIC’s statutory net loss was $5.3 million and $201 thousand, respectively.  As of March 31, 2015 and December 31, 2014, EIC’s statutory surplus was $47.2 million and $37.6 million, respectively.

EIC is generally restricted by insurance laws of the State of Ohio with regard to amounts that can be transferred to Envision Holdings in the form of dividends, loans, or advances without the approval of the Department to the greater of (a) 10 percent of statutory surplus as of December 31 of the year preceding the dividend, loan or advancement or (b) 100 percent of statutory net income for the year ended December 31 preceding the dividend, loan or advancement. The Company did not declare and/or pay any dividends to the Envision Holdings during the three months ended March 31, 2015 and 2014.

EIC is subject to minimum capital and surplus requirements in the states of California, Florida, Ohio, and Wisconsin. The amount of capital and surplus required to satisfy regulatory requirements in California, Florida, Ohio, and Wisconsin is $5.8 million, $41.0 million, $35.1 million, and $10.9 million, respectively, for the three months ended March 31, 2015. EIC was in excess of the minimum required amounts in these four states as of March 31, 2015.

ENVISION TOPCO HOLDINGS, LLC AND SUBSIDIARIES

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

15.            FEDERAL INCOME TAXES

The Company’s provision for Federal income taxes for the three months ended March 31, 2015 and 2014 have been computed based on EIC’s estimated taxable income for the three months then ended. Income before Federal income taxes differs from taxable income principally due to the effect of bad debt reserving and carryforward of net operating losses. Deferred income taxes for EIC reflect the impact of temporary differences between amounts of assets and liabilities for financial reporting purposes and such amounts as measured on an income tax basis.

EIC currently has no uncertain tax positions that have been taken and believes it can defend its tax returns to any tax jurisdiction.  EIC is subject to examination by tax authorities for 2014 and 2013.